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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     December 13, 2004
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                            ROCKY SHOES & BOOTS, INC.
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             (Exact name of registrant as specified in its charter)

            Ohio                        0-21026                  31-1364046
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

               39 East Canal Street, Nelsonville, Ohio              45764
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               (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (740) 753-1951
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))






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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 13, 2004, Rocky Shoes & Boots, Inc. (the "Company") entered into a commitment letter agreement with GMAC Commercial Finance LLC ("GMAC CF") regarding a financing commitment with respect to financing the acquisition of the EJ Footwear Group, as described in the Company's Current Report on Form 8-K, dated December 6, 2004 and filed with the Securities and Exchange Commission on December 8, 2004 (the "Acquisition"), refinancing certain indebtedness of the Company and its domestic subsidiaries, and providing for the ongoing working capital and the capital expenditure needs of the Company and its subsidiaries (the "GMAC CF Commitment Letter").

         The GMAC CF Commitment Letter provides that GMAC CF and such other financial institutions acceptable to GMAC CF and the Company are willing to provide the Company a credit facility (the "Credit Facility") comprised of (i) a five-year revolving credit facility up to a principal amount of $100,000,000 and
(ii) a three-year term loan in the principal amount of $18,000,000. The GMAC CF Commitment Letter further provides that the Credit Facility will be guaranteed by certain of the Company's subsidiaries (the "Guarantors") and secured by a first priority perfected security interest in all presently owned and hereafter acquired domestic assets of the Company and any Guarantors, subject to specified exceptions.

         The GMAC CF Commitment Letter provides that the Company will pay on demand all reasonable costs, fees and expenses incurred or to be incurred by GMAC CF in connection with the consideration, examination, review, documentation, administration, syndication and/or closing of the Credit Facility, including but not limited to auditor fees, counsel fees, appraisers' fees and all other out-of-pocket expenses relating to the foregoing, whether or not the transactions contemplated by the GMAC CF Commitment Letter shall be closed.

         In the GMAC CF Commitment Letter, the Company agrees that GMAC CF will have the exclusive right to provide the Credit Facility, so long as GMAC CF is proceeding in good faith to close and fund the Credit Facility during the week of January 3, 2005, and is not in breach of its obligations under the GMAC CF Commitment Letter. The Company shall pay GMAC CF a break-up fee of $100,000 if the Company refinances its existing debt without closing the Credit Facility or finances the Acquisition without closing the Credit Facility.

         The commitment by GMAC CF to provide the Credit Facility is subject to, among other things, execution of a formal credit agreement and other loan documentation and opinions of counsel fully acceptable to GMAC CF and its counsel and the satisfaction of customary conditions precedent for financings of this type. The commitment of GMAC CF under the GMAC CF Commitment Letter with respect to the Credit Facility shall expire on February 2, 2005, unless extended by GMAC CF in its sole discretion.


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         On December 15, 2004, the Company entered into a commitment letter agreement with American Capital Strategies, Ltd. ("ACS") regarding a financing commitment to partially fund the Acquisition by which ACS is willing to purchase $30,000,000 of six-year Senior Secured Term B Notes from the Company and its domestic subsidiaries (the "ACS Second Lien Term Loan") (the "ACS Commitment Letter"). The ACS Commitment Letter provides, among other terms, that (i) the ACS Second Lien Term Loan will be senior indebtedness of the Company secured by essentially the same collateral as the Credit Facility, (ii) the ACS Second Lien Term Loan will be "last out" in the event of liquidation of the Company and its subsidiaries, and (iii) principal payments on the ACS Second Lien Term Loan will begin in the fourth year of the ACS Second Lien Term Loan.

         The ACS Commitment Letter provides that the Company will reimburse ACS for all reasonable out-of-pocket expenses prior to and at the closing of the ACS Second Lien Term Loan including, but not limited to, legal, environmental, appraisal, consulting, background investigations and travel expenses whether or not the transactions contemplated in the ACS Commitment Letter are consummated.

         In the ACS Commitment Letter, the Company agrees that until February 2, 2005, the Company will not, directly or indirectly, solicit, initiate or encourage any negotiations or discussions with respect to any offer or proposal to make an investment, loan or other commitment of capital for the Company with the effect of reducing or eliminating the financing covered by the ACS Commitment Letter other than as the Company deems necessary to obtain a substitute lender for such financing if material changes are made to the terms therein.

         The commitment by ACS to provide the ACS Second Lien Term Loan is subject to, among other things, negotiation of legal documentation and the satisfaction of customary conditions precedent for financings of this type.

         On December 16, 2004, the Company issued a press release announcing that it had received the GMAC CF Commitment Letter and the ACS Commitment Letter. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

             Exhibit No.                   Description

                 99 Press Release, dated December 16, 2004, entitled "Rocky Shoes & Boots Receives Financing Commitments to Fund Acquisition"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ROCKY SHOES & BOOTS, INC.


Date:  December 17, 2004              By:    /s/ James E. McDonald
                                           -------------------------------------
                                             James E. McDonald, Vice President
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit No.                           Description

      99 Press Release, dated December 16, 2004, entitled "Rocky Shoes & Boots Receives Financing Commitments to Fund Acquisition"























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